UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2008 (July 25, 2008)

GASTAR EXPLORATION LTD.

(Exact Name of Registrant as Specified in Its Charter)

ALBERTA, CANADA	001-32714	38-3324634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1331 LAMAR STREET, SUITE 1080

HOUSTON, TEXAS 77010

(Address of principal executive offices)

(713) 739-1800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 25, 2008, Gastar Exploration, Ltd, Gastar Exploration USA, Inc., f/k/a First Sourcenergy Wyoming, Inc. (together, “Gastar”), J. Russell Porter, Gastar’s Chairman and Chief Executive Officer, (“Porter”) entered into a First Amendment to Porter’s Employment Agreement effective March 23, 2005 (the “Porter Amendment”). On the same date, Gastar and Michael A. Gerlich, Gastar’s Chief Financial Officer, (“Gerlich”) entered into a First Amendment to Gerlich’s Employment Agreement effective April 26, 2005 (the “Gerlich Amendment” and together with the Porter Amendment, the “Amendments”). The Amendments bring each Employment Agreement into compliance with the applicable provisions of Section 409A of the Internal Revenue Code of 1986, as amended, and Treasury regulations, thus providing consistency between the amount paid to each of Porter and Gerlich and the tax treatment of severance payments made in the event of (1) termination of either Porter or Gerlich by the Company and (2) termination resulting from change of control. Additionally, the Amendments make certain clarifications to the provisions of Porter’s and Gerlich’s Employment Agreements including:

•	Increasing Porter’s severance payment to 4.5 times his annual salary, rather than 3.0 times his annual salary plus bonus (resulting in no change in the total amount that would be paid to Porter);

•

Increasing Gerlich’s severance payment to 2.5 times the sum of his annual salary plus a target bonus of 35% of such amount (to provide consistency between the Gerlich Agreement and the provisions of severance resulting from a change of control);

•	Removing stock option vesting acceleration should Porter voluntarily terminate his Employment Agreement;

•	Specifying the timing of any bonus payable to Porter and Gerlich; and

•	Other administration compliance changes.

A copy of each of the Amendments is attached hereto as Exhibit 10.1 and Exhibit 10.2.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

The following is a list of exhibits filed as part of this Form 8-K:

Exhibit No.	Description of Document
10.1	First Amendment to Employment Agreement entered into by and between Gastar Exploration, Ltd, Gastar Exploration USA, Inc., f/k/a First Sourcenergy Wyoming, Inc., and J. Russell Porter as of July 25, 2008.

10.2	First Amendment to Employment Agreement entered into by and between Gastar Exploration, Ltd, Gastar Exploration USA, Inc., f/k/a First Sourcenergy Wyoming, Inc., and Michael A. Gerlich as of July 25, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GASTAR EXPLORATION LTD.

Date: July 28, 2008	By:	/s/ J. RUSSELL PORTER
J. Russell Porter
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Document
10.1	First Amendment to Employment Agreement entered into by and between Gastar Exploration, Ltd, Gastar Exploration USA, Inc., f/k/a First Sourcenergy Wyoming, Inc., and J. Russell Porter as of July 25, 2008.

10.2	First Amendment to Employment Agreement entered into by and between Gastar Exploration, Ltd, Gastar Exploration USA, Inc., f/k/a First Sourcenergy Wyoming, Inc., and Michael A. Gerlich as of July 25, 2008.